Exhibit 10

INDEPENDENT AUDITORS' CONSENT

Merrill Lynch New Mexico Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 33-52303 of our report dated September 13, 1999 appearing in the annual report to shareholders of Merrill Lynch New Mexico Municipal Bond Fund for the year ended July 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Princeton, New Jersey
October 27, 1999